UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K




                                 CURRENT REPORT
     Pursuant to Section 13 or 15(b) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 2, 2004



                                 LINCOLN BANCORP
             (Exact name of registrant as specified in its charter)



                                     INDIANA
                 (State or other jurisdiction of incorporation)



              000-25219                              35-2055553
       (Commission File Number)          (IRS Employer Identification No.)



        1121 East Main Street
         Plainfield, Indiana                             46168-0510
(Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (317) 839-6539



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Item 2. Acquisition or Disposition of Assets

     On August 2, 2004, the Registrant completed the merger of First Shares Bancorp, Inc. ("First Shares") with and into Registrant (the "Merger") and the merger of First Bank with and into Lincoln Bank ("Lincoln Bank"). Information as to this transaction was previously reported in the joint proxy statement/prospectus contained in Registrant's Registration Statement on Form S-4, Registration Number 333-114741, which is incorporated herein by reference (the "Proxy/Prospectus"). For a discussion of the terms and conditions of the transaction, reference is made to the Proxy/Prospectus.

     Upon consummation of the Merger, each outstanding share of common stock, $.01 par value per share, of First Shares was converted into the right to receive, at the election of each First Shares shareholder, either .75 shares of Registrant's common stock, without par value ("Registrant Common Stock"), or $14.80 in cash; provided that an aggregate of 878,685 shares of Registrant Common Stock were issued in the Merger. As a result of the various shareholder elections made, all shareholders who elected only cash and all shareholders who failed to make a proper election by the July 14, 2004 deadline will receive $14.80 for each First Shares share they own. Because more shareholders elected stock than were permitted in the Merger, shareholders electing stock of the
Registrant will receive for each share of First Shares common stock approximately .55 shares of Registrant common stock and approximately $4.00 in cash, based on a stock exchange pro ration factor of .7293141, an exchange ratio of .75 and a cash payment of $14.80. Cash will be paid for fractional shares in an amount determined by multiplying the fractional interest by $19.73.

     In the aggregate, Registrant issued 878,685 shares of Registrant common stock in the merger and paid cash in the aggregate of approximately $17.3 million in cash. The cash consideration was derived from borrowings by Lincoln Bank that were paid to Registrant in the form of dividend distributions and borrowings by Registrant under its line of credit. The Merger will be accounted for under the purchase method of accounting.

     In addition, options for 31,500 shares of First Shares common stock were purchased at the closing of the Merger by Registrant for an aggregate of $329,490 in cash. Moreover, options for an aggregate of 93,186 shares of Registrant common stock with an average option price per share of $7.42 were exchanged for options for 124,250 shares of First Shares common stock with an average option price of $5.56 per share.

     Pursuant to General Instruction F to Form 8-K, the press release issued August 2, 2004, concerning the closing of the Merger between the Registrant and First Shares is attached hereto as Exhibit 99.1 and incorporated by reference herein.

     When used in this Current Report on Form 8-K, the words or phrases "pro forma," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including, among other things, the possibility that expected cost savings from the acquisition of First Shares cannot be fully realized or realized within the expected time frame, the possibility that revenues following the acquisition of First Shares may be lower than expected, changes in economic conditions in the Registrant's market area, changes in policies by regulatory agencies, fluctuations in interest rates, and demand for loans in Registrant's market area and competition, that could cause actual results to differ materially from historical results and those presently anticipated or projected. Readers should not place undue reliance on any such forward-looking statements, which speak only as of the date made. The factors listed above could affect the Registrant's financial performance and could cause the Registrant's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

     The Registrant does not undertake and specifically declines any obligation to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.





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

Item 7. Financial Statements and Exhibits

     (a) Financial Statements or Business Acquired.

          1. The audited financial statements of First Shares, including its consolidated balance sheets as of December 31, 2003 and 2002, and related consolidated statements of income, shareholders' equity and cash flows for each of the three years in the period ended December 31, 2003, are hereby incorporated by reference from pages 18 to 31 of First Shares' Annual Report to Shareholders, attached as Annex F to the Registrant's Registration Statement on Form S-4 (Registration Number 333-114741) initially filed with the Commission on April 22, 2004.

          2. The unaudited financial statements of First Shares, including its consolidated balance sheet as of March 31, 2004, and related consolidated statements of income and comprehensive income and cash flows for the three months ended March 31, 2004 and 2003 are attached hereto as Exhibit 99.2.

     (b)  Pro Forma Financial Statements.

          The pro forma financial information required by this Item 7(b) will be filed by amendment to this Current Report on Form 8-K no later than 60 days after the date that this report is required to be filed with the Securities and Exchange Commission.

     (c)  Exhibits

          Exhibit 2 - Agreement and Plan of Reorganization among Lincoln Bancorp, First Shares Bancorp, Inc., Lincoln Bank and First Bank, dated March 10, 2004 (incorporated by reference from Annex A to the Registrant's Registration Statement on Form S-4 (Registration Number 333-114741) initially filed with the Commission on April 22, 2004).

          Exhibit 20 - Proxy Statement/Prospectus dated March 12, 2004 (incorporated by reference to the Registrant's Registration Statement on Form S-4 (Registration Number 333-114741) initially filed with the Commission on April 22, 2004).

          Exhibit  99.1 - Press  release  dated  August 2, 2004  announcing  the
     closing  of  the  merger  between  First  Shares  Bancorp,   Inc.  and  the
     Registrant.

          Exhibit 99.2 - Consolidated Balance Sheet as of March 31, 2004 and Consolidated Statements of Income and Comprehensive Income and Cash Flows for the three-months ended March 31, 2004 and 2003, for First Shares Bancorp, Inc.






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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          /s/ T. Tim Unger
                                          --------------------------------------
                                          T. Tim Unger, President

Dated: August 11, 2004






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